EXHIBIT 4 (15)








                  CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                                 UNDER EXISTING IRCEA



        TO:     EMBASSY SUITES INC.
                1023 CHERRY ROAD
                MEMPHIS, TN 38117

        ATTN:   CAROL CHAMPION
        TEL:    901-762-8770
        FAX:    901-762-4060
        FROM:   NationsBank, N.A. (Carolinas)
                440 S. LaSalle
                Chicago, Illinois 60605
                JEFF MCNEIL / SEAN DOYLE

        Date:   25JAN95

        Our Reference #:  292050

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of 18MAY93, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

        2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

            Currency/Notional Amount:                       USD 50,000,000.00
            Trade Date:                                     24JAN95
            Effective Date:                                 26JAN95
            Termination Date:                               26JAN98, subject to adjustment in accordance with the Modified
                                                            Following Business Day Convention.

            Fixed Amounts:

                    Payer of Fixed:                         EMBASSY SUITES INC.
                    Fixed Payer Payment Dates:              EACH JANUARY 26, APRIL 26, JULY 26, AND OCTOBER 26, COMMENCING
                                                            APRIL 26, 1995 AND ENDING JANUARY 26, 1998, SUBJECT TO
                                                            ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS
                                                            DAY CONVENTION.

                    Fixed Rate Payer Business
                    Day Convention:                         MODIFIED FOLLOWING BUSINESS DAY

                    Fixed Rate Payer
                    Business Days:                          NEW YORK, LONDON

                    Fixed Rate:                             7.915%

                    Fixed Rate Payer Day
                    Count Fraction:                         ACTUAL/360

            Floating Amounts:
                    Payer of Floating:                      NATIONSBANK, N.A. (CAROLINAS)

                    Floating Payer Reset
                    Dates:                                  First Day of each Calculation Period

                    Floating Payer Payment
                    Dates:                                  EACH JANUARY 26, APRIL 26, JULY 26, AND OCTOBER 26, COMMENCING
                                                            APRIL 26, 1995 AND ENDING JANUARY 26, 1998, SUBJECT TO
                                                            ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS
                                                            DAY CONVENTION.

                    Floating Rate Payer
                    Business Days:                          NEW YORK, LONDON

                    Floating Rate Payer
                    Business Day Convention:                MODIFIED FOLLOWING BUSINESS DAY
                    Floating Rate Option:                   USD-LIBOR-BBA

                    Designated Maturity:                    3 MONTHS

                    Initial USD/LIBOR:                      6.3125%

                    Spread:                                 NONE

                    Floating Rate for Initial
                    Calculation Period:                     6.3125%

                    Floating Rate Payer
                    Day Count Fraction:                     ACTUAL/360

                    Averaging:                              INAPPLICABLE

                    Rounding Factor:                        One-Hundred-Thousandth of One Percent
                    Calculation Agent:                      NationsBank, N.A. (Carolinas)

                    Assignment:                             This Swap Transaction may be assigned only with prior written consent.

                    Legal and Out-of-Pocket
                    Expenses:                               For each party's own account.

                    Governing Law:                          The Laws of the State of New York.

                    Recording of Conversations:             Each party to this Agreement acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Agreement whether by one or other or both of the parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any
                                                            Transaction.

            Payment Instructions:

                    Payments to NationsBank:                        Payment to EMBASSY SUITES INC.

                    NATIONSBANK N.A. (CAROLINAS),                   FIRST TENNESSEE BANK
                         CHARLOTTE                                  A/C# 841900
                    ABA 053000196                                   ABA# 084000026
                    ACCT: 10852016511                               IN FAVOR OF:  EMBASSY SUITES, INC.
                    ATTN:  DERIVATIVE OPERATIONS                    REPETITIVE 42703F

        Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 431-3160; Telephone No. (312) 431-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 25JAN95 with respect to a Swap Transaction between EMBASSY SUITES INC. and NationsBank, N.A. (Carolinas) with a Notional Amount of USD 50,000,000.00 and a Termination Date of 26JAN98 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described therein. Very truly yours,
                                          , by (specify name and title of
        authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

        NationsBank, N.A. (Carolinas) is pleased to have concluded this transaction with you.

        Yours Sincerely,

        NationsBank, N.A. (Carolinas)



        By:  /s/Nick Kolick
             -------------------------------------------------
             Nick Kolick, Vice President
             Authorized Signatory

        Confirmed as of the date first written above:

        EMBASSY SUITES INC.



        By:  /s/Carol G. Champion, Asst. Treasurer
             -------------------------------------------------
             Authorized Signatory

                  CONFIRMATION FOR U.S. DOLLAR RATE SWAP TRANSACTION
                                 UNDER EXISTING IRCEA



            TO:     EMBASSY SUITES INC.
                    1023 CHERRY ROAD
                    MEMPHIS, TN 38117

            ATTN:   CAROL CHAMPION
            TEL:    901-762-8770
            FAX:    901-762-4060
            FROM:   NationsBank, N.A. (Carolinas)
                    440 S. LaSalle
                    Chicago, Illinois 60605
                    JEFF MCNEIL / SEAN DOYLE

            Date:   25JAN95

            Our Reference #:  291790

        The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Interest Rate and Currency Exchange Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of 18MAY93, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

        2. The terms of the Swap Transaction to which this Confirmation relates are as follows:

            Currency/Notional Amount:                       USD 50,000,000.00
            Trade Date:                                     24JAN95
            Effective Date:                                 26JAN95
            Termination Date:                               28JAN97, subject to adjustment in accordance with the Modified
                                                            Following Business Day Convention.

            Fixed Amounts:

                    Payer of Fixed:                         EMBASSY SUITES INC.
                    Fixed Payer Payment Dates:              EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND DECEMBER 15, WITH
                                                            FINAL PAYMENT JULY 28, 1997, COMMENCING MARCH 15, 1995 AND
                                                            ENDING JULY 28, 1997, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH
                                                            THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

                    Fixed Rate Payer Business
                    Day Convention:                         MODIFIED FOLLOWING BUSINESS DAY

                    Fixed Rate Payer
                    Business Days:                          NEW YORK, LONDON

                    Fixed Rate:                             7.8625%

                    Fixed Rate Payer Day
                    Count Fraction:                         ACTUAL/360

            Floating Amounts:
                    Payer of Floating:                      NATIONSBANK, N.A. (CAROLINAS)

                    Floating Payer Reset
                    Dates:                                  First Day of each Calculation Period

                    Floating Payer Payment
                    Dates:                                  EACH MARCH 15, JUNE 15, SEPTEMBER 15, AND DECEMBER 15, WITH
                                                            FINAL PAYMENT JULY 28, 1997, COMMENCING MARCH 15, 1995 AND
                                                            ENDING JULY 28, 1997, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH
                                                            THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

                    Floating Rate Payer
                    Business Days:                          NEW YORK, LONDON

                    Floating Rate Payer
                    Business Day Convention:                MODIFIED FOLLOWING BUSINESS DAY
                    Floating Rate Option:                   USD-LIBOR-BBA

                    Designated Maturity:                    3 MONTHS

                    Initial USD/LIBOR:                      6.1875%

                    Spread:                                 NONE

                    Floating Rate for Initial
                    Calculation Period:                     6.1875%

                    Floating Rate Payer
                    Day Count Fraction:                     ACTUAL/360

                    Averaging:                              INAPPLICABLE

                    Rounding Factor:                        One-Hundred-Thousandth of One Percent
                    Calculation Agent:                      NationsBank, N.A. (Carolinas)

                    Assignment:                             This Swap Transaction may be assigned only with prior written consent.

                    Legal and Out-of-Pocket
                    Expenses:                               For each party's own account.

                    Governing Law:                          The Laws of the State of New York.
                    Recording of Conversations:             Each party to this Agreement acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Agreement whether by one or other or both of the parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any
                                                            Transaction.

            Payment Instructions:
                    Payments to NationsBank:                        Payment to EMBASSY SUITES INC.:

                    NATIONSBANK N.A. (CAROLINAS),                   FIRST TENNESSEE BANK
                         CHARLOTTE                                  A/C# 841900
                    ABA 053000196                                   ABA# 084000026
                    ACCT: 10852016511                               IN FAVOR OF:  EMBASSY SUITES, INC.
                    ATTN:  DERIVATIVE OPERATIONS                    REPETITIVE 42703F

        Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by either (i) returning via telecopier an executed copy of this Confirmation to the attention of Marge Szymczak, Fax No. (312) 431-3160; Telephone No. (312) 431-2934, or (ii) sending a telex to Marge Szymczak (Telex No. 4330469, answerback: CRT CGO) substantially to the following effect: "We acknowledge receipt of your fax dated 25JAN95 with respect to a Swap Transaction between EMBASSY SUITES INC. and NationsBank, N.A. (Carolinas) with a Notional Amount of USD 50,000,000.00 and a Termination Date of 28JAN97 and confirm that such fax correctly sets forth the term of our agreement relating to the Swap Transaction described therein. Very truly yours,
                                          , by (specify name and title of
        authorized officer)." Failure to respond within such period shall not affect the validity or enforceability of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

        NationsBank, N.A. (Carolinas) is pleased to have concluded this transaction with you.

        Yours Sincerely,

        NationsBank, N.A. (Carolinas)



        By:  /s/Nick Kolick
             -------------------------------------------------
             Nick Kolick, Vice President
             Authorized Signatory

        Confirmed as of the date first written above:

        EMBASSY SUITES INC.



        By:  /s/Carol G. Champion, Asst. Treasurer
             -------------------------------------------------
             Authorized Signatory